UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-months period ended June 30, 2022, BNY Mellon Stock Index Fund, Inc.’s (the “fund”) Initial Shares produced a total return of −20.05%, and its Service Shares produced a total return of −20.17%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of −19.96% for the same period.2,3

U.S. stocks lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

Mounting Inflation Poses an Economic Challenge

Inflationary pressures put a damper on markets in early 2022. Commodity prices rose in response to wage increases and lingering, pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish actions targeting inflation. The Fed raised the federal fund target rate by 0.25% in March and 0.50% in May, followed by a 0.75% hike in June. Fed officials projected a year-end federal funds rate of 3.4%, compared with initial projections of 1.9% made in March.

Nevertheless, inflation continued to gather steam, exacerbated by the Russian invasion of Ukraine in February 2022. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals, grains and industrial metals. By the end of June, the U.S. consumer price index, a widely accepted measure of inflation, had risen by approximately 8.6% from 12-month-previous levels, the largest 12-month percentage increase since 1981.

Equities Decline Broadly Under Pressure

In response to inflationary pressures and growing uncertainty regarding economic prospects, the Index fell nearly to bear market territory, traditionally viewed as a decline of 20% from previous levels. Growth-oriented shares suffered the most significant losses as rising interest rates caused investors to question the pace of future growth and the relative value of future earnings. Consumer discretionary stocks were particularly hard hit as investors shied away from companies seen as vulnerable to a potential pullback in consumer spending and the risks associated with high inventory levels. Information technology stocks experienced sharp declines as well, largely due to their growth-oriented characteristics and high valuations. Most other sectors lost ground as well. Only the energy sector recorded gains, bolstered by rising oil and gas prices. Utilities ended the period with relatively modest losses, supported by the industry’s effective energy cost hedges and the market’s tilt in favor of more defensive, value-oriented securities.

Keeping an Eye on Inflation and the Fed

Whether the U.S. economy continues to grow in the coming months is likely to depend on the continuing impact of inflation and the effectiveness of the Fed’s efforts to keep it in check. The latest Fed projections for the remainder of 2022 show the U.S. economy remaining out of recession, with modest growth of 1.7%, unemployment at 3.7% and consumer price index inflation at 8-to-9% at year end, As mentioned earlier, the Fed expects the federal funds rate to end 2022 in the 3.25-to-3.5% range, implying a further 1.5-to-1.75% increase over the next six months, a near-doubling of the current rate. While many market observers viewed the Fed’s earlier actions as behind the inflation curve, most view their more recent actions and current projections as more closely in line with their own expectations, a positive sign for market stability and confidence. Other positive signs are the continued resilience of consumer spending, which represents over half of the U.S. economy, and the stability of the yield curve, which has remained relatively flat. An inversion of the yield curve, in which short-term yields exceed longer-term yields, is often seen as a sign of an impending recession. The effects of inflation and the strong U.S. dollar on corporate profitability are other areas that bear close watching in terms of possible impacts on equity performance.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.16	$2.27
Ending value (after expenses)	$799.50	$798.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.30	$2.56
Ending value (after expenses)	$1,023.51	$1,022.27
†

Expenses are equal to the fund’s annualized expense ratio of .26% for Initial Shares and .51% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 2.1%
Aptiv	21,998	[a]	1,959,362
BorgWarner	18,758		625,954
Ford Motor	316,292		3,520,330
General Motors	116,571	[a]	3,702,295
Tesla	67,786	[a]	45,648,448
			55,456,389
Banks - 3.6%
Bank of America	572,196		17,812,462
Citigroup	158,173		7,274,376
Citizens Financial Group	37,723		1,346,334
Comerica	10,531		772,765
Fifth Third Bancorp	55,644		1,869,638
First Republic Bank	14,324		2,065,521
Huntington Bancshares	119,194		1,433,904
JPMorgan Chase & Co.	237,284		26,720,551
KeyCorp	76,744		1,322,299
M&T Bank	14,687		2,340,961
Regions Financial	75,689		1,419,169
Signature Bank	4,761		853,219
SVB Financial Group	4,771	[a]	1,884,497
The PNC Financial Services Group	33,447		5,276,933
Truist Financial	106,006		5,027,865
U.S. Bancorp	108,166		4,977,799
Wells Fargo & Co.	305,745		11,976,032
Zions Bancorp	12,205		621,235
			94,995,560
Capital Goods - 5.2%
3M	46,236		5,983,401
A.O. Smith	10,387		567,961
Allegion	7,361		720,642
AMETEK	18,752		2,060,657
Carrier Global	67,843		2,419,281
Caterpillar	42,891		7,667,195
Cummins	11,344		2,195,404
Deere & Co.	22,673		6,789,883
Dover	11,509		1,396,272
Eaton	31,865		4,014,671
Emerson Electric	47,607		3,786,661
Fastenal	46,628		2,327,670
Fortive	28,406		1,544,718
Fortune Brands Home & Security	10,884		651,734

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 5.2% (continued)
Generac Holdings	5,078	[a]	1,069,325
General Dynamics	18,400		4,071,000
General Electric	88,170		5,613,784
Honeywell International	54,578		9,486,202
Howmet Aerospace	30,328		953,816
Huntington Ingalls Industries	3,055		665,440
IDEX	5,794		1,052,364
Illinois Tool Works	22,930		4,178,993
Ingersoll Rand	32,617		1,372,523
Johnson Controls International	56,714		2,715,466
L3Harris Technologies	15,755		3,807,984
Lockheed Martin	19,085		8,205,787
Masco	19,584		990,950
Nordson	4,356		881,829
Northrop Grumman	11,761		5,628,462
Otis Worldwide	34,503		2,438,327
PACCAR	28,153		2,318,118
Parker-Hannifin	10,492		2,581,557
Pentair	13,021		595,971
Quanta Services	11,714		1,468,233
Raytheon Technologies	120,136		11,546,271
Rockwell Automation	9,420		1,877,500
Snap-on	4,284		844,077
Stanley Black & Decker	11,737		1,230,742
Textron	17,515		1,069,641
The Boeing Company	45,177	[a]	6,176,599
Trane Technologies	19,323		2,509,478
TransDigm Group	4,249	[a]	2,280,311
United Rentals	5,823	[a]	1,414,465
W.W. Grainger	3,503		1,591,868
Westinghouse Air Brake Technologies	14,723		1,208,464
Xylem	15,079		1,178,876
			135,150,573
Commercial & Professional Services - .8%
Cintas	7,112		2,656,545
Copart	16,957	[a]	1,842,548
Equifax	9,885		1,806,780
Jacobs Engineering Group	10,859		1,380,505
Leidos Holdings	10,956		1,103,379
Nielsen Holdings	27,408		636,414
Republic Services	16,444		2,152,026
Robert Half International	9,206		689,437
Rollins	17,956		627,024

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Commercial & Professional Services - .8% (continued)
Verisk Analytics	12,843		2,222,995
Waste Management	30,901		4,727,235
			19,844,888
Consumer Durables & Apparel - .8%
D.R. Horton	26,433		1,749,600
Garmin	12,175		1,196,194
Hasbro	10,575		865,881
Lennar, Cl. A	21,039		1,484,722
Mohawk Industries	4,268	[a]	529,616
Newell Brands	29,432		560,385
NIKE, Cl. B	102,598		10,485,516
NVR	257	[a]	1,029,064
PulteGroup	20,437		809,918
PVH	5,732		326,151
Ralph Lauren	4,265		382,357
Tapestry	21,875		667,625
VF	26,172		1,156,017
Whirlpool	4,948		766,297
			22,009,343
Consumer Services - 1.8%
Booking Holdings	3,297	[a]	5,766,420
Caesars Entertainment	17,661	[a]	676,416
Carnival	63,802	[a,b]	551,887
Chipotle Mexican Grill	2,286	[a]	2,988,396
Darden Restaurants	10,384		1,174,638
Domino's Pizza	2,930		1,141,850
Expedia Group	12,107	[a]	1,148,107
Hilton Worldwide Holdings	22,653		2,524,450
Las Vegas Sands	28,992	[a]	973,841
Marriott International, Cl. A	22,148		3,012,349
McDonald's	59,392		14,662,697
MGM Resorts International	30,672		887,954
Norwegian Cruise Line Holdings	29,711	[a,b]	330,386
Penn National Gaming	12,587	[a]	382,897
Royal Caribbean Cruises	17,932	[a]	626,006
Starbucks	92,593		7,073,179
Wynn Resorts	8,342	[a,b]	475,327
Yum! Brands	23,279		2,642,399
			47,039,199
Diversified Financials - 4.9%
American Express	49,510		6,863,076
Ameriprise Financial	9,018		2,143,398
Berkshire Hathaway, Cl. B	146,083	[a]	39,883,581

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Diversified Financials - 4.9% (continued)
BlackRock	11,465		6,982,644
Capital One Financial	31,478		3,279,693
Cboe Global Markets	8,403		951,136
CME Group	28,802		5,895,769
Discover Financial Services	22,630		2,140,345
FactSet Research Systems	3,060		1,176,784
Franklin Resources	23,930	[b]	557,808
Intercontinental Exchange	45,109		4,242,050
Invesco	29,300		472,609
MarketAxess Holdings	3,002		768,542
Moody's	12,767		3,472,241
Morgan Stanley	113,001		8,594,856
MSCI	6,707		2,764,290
Nasdaq	9,761		1,488,943
Northern Trust	16,674		1,608,708
Raymond James Financial	15,896		1,421,261
S&P Global	28,093		9,469,027
State Street	29,693		1,830,573
Synchrony Financial	39,733		1,097,425
T. Rowe Price Group	17,946		2,038,845
The Bank of New York Mellon	60,157		2,509,148
The Charles Schwab	120,709		7,626,395
The Goldman Sachs Group	27,489		8,164,783
			127,443,930
Energy - 4.3%
APA	27,386		955,771
Baker Hughes	75,902		2,191,291
Chevron	158,622		22,965,293
ConocoPhillips	104,592		9,393,408
Coterra Energy	65,270		1,683,313
Devon Energy	49,621		2,734,613
Diamondback Energy	13,531		1,639,281
EOG Resources	47,501		5,246,010
Exxon Mobil	339,919		29,110,663
Halliburton	71,323		2,236,689
Hess	22,384		2,371,361
Kinder Morgan	158,107		2,649,873
Marathon Oil	57,461		1,291,723
Marathon Petroleum	43,468		3,573,504
Occidental Petroleum	72,213		4,251,901
ONEOK	35,781		1,985,846
Phillips 66	38,641		3,168,176
Pioneer Natural Resources	18,155		4,050,017

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 4.3% (continued)
Schlumberger	113,708		4,066,198
The Williams Companies	98,576		3,076,557
Valero Energy	32,550		3,459,414
			112,100,902
Food & Staples Retailing - 1.5%
Costco Wholesale	35,694		17,107,420
Sysco	41,584		3,522,581
The Kroger Company	52,792		2,498,645
Walgreens Boots Alliance	58,326		2,210,555
Walmart	113,409		13,788,266
			39,127,467
Food, Beverage & Tobacco - 3.7%
Altria Group	146,690		6,127,241
Archer-Daniels-Midland	45,400		3,523,040
Brown-Forman, Cl. B	14,475		1,015,566
Campbell Soup	15,654		752,175
Conagra Brands	37,755		1,292,731
Constellation Brands, Cl. A	13,189		3,073,828
General Mills	49,222		3,713,800
Hormel Foods	22,277		1,055,039
Kellogg	21,308		1,520,113
Keurig Dr. Pepper	58,021		2,053,363
Lamb Weston Holdings	11,358		811,643
McCormick & Co.	19,869		1,654,094
Molson Coors Beverage, Cl. B	16,621		906,011
Mondelez International, Cl. A	112,009		6,954,639
Monster Beverage	30,165	[a]	2,796,296
PepsiCo	111,504		18,583,257
Philip Morris International	125,258		12,367,975
The Coca-Cola Company	314,925		19,811,932
The Hershey Company	11,690		2,515,220
The J.M. Smucker Company	9,090		1,163,611
The Kraft Heinz Company	55,251		2,107,273
Tyson Foods, Cl. A	23,673		2,037,298
			95,836,145
Health Care Equipment & Services - 6.2%
Abbott Laboratories	141,980		15,426,127
ABIOMED	3,573	[a]	884,353
Align Technology	5,817	[a]	1,376,709
AmerisourceBergen	11,955		1,691,393
Baxter International	40,630		2,609,665
Becton Dickinson & Co.	22,985		5,666,492
Boston Scientific	115,646	[a]	4,310,126

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 6.2% (continued)
Cardinal Health	22,628		1,182,766
Centene	46,404	[a]	3,926,242
Cigna	25,686		6,768,775
CVS Health	105,154		9,743,570
DaVita	4,628	[a]	370,055
Dentsply Sirona	18,101		646,749
DexCom	31,492	[a]	2,347,099
Edwards Lifesciences	49,968	[a]	4,751,457
Elevance Health	19,465		9,393,420
HCA Healthcare	18,327		3,080,036
Henry Schein	11,550	[a]	886,347
Hologic	20,152	[a]	1,396,534
Humana	10,239		4,792,569
IDEXX Laboratories	6,756	[a]	2,369,532
Intuitive Surgical	28,661	[a]	5,752,549
Laboratory Corp. of America Holdings	7,781		1,823,555
McKesson	11,783		3,843,732
Medtronic	108,069		9,699,193
Molina Healthcare	4,701	[a]	1,314,447
Quest Diagnostics	9,708		1,290,970
ResMed	11,811		2,475,940
Steris	8,003		1,649,818
Stryker	26,957		5,362,556
Teleflex	3,771		927,100
The Cooper Companies	4,098		1,283,166
UnitedHealth Group	75,649		38,855,596
Universal Health Services, Cl. B	5,901		594,290
Zimmer Biomet Holdings	16,802		1,765,218
			160,258,146
Household & Personal Products - 1.7%
Church & Dwight	19,156		1,774,995
Colgate-Palmolive	67,485		5,408,248
Kimberly-Clark	26,689		3,607,018
The Clorox Company	9,790		1,380,194
The Estee Lauder Companies, Cl. A	18,603		4,737,626
The Procter & Gamble Company	194,289		27,936,815
			44,844,896
Insurance - 2.2%
Aflac	49,025		2,712,553
American International Group	62,487		3,194,960
Aon, Cl. A	17,290		4,662,767
Arthur J. Gallagher & Co.	17,443		2,843,907
Assurant	4,565		789,060

Description	Shares	Value ($)
Common Stocks - 99.0% (continued)
Insurance - 2.2% (continued)
Brown & Brown	18,401	1,073,514
Chubb	34,274	6,737,583
Cincinnati Financial	11,922	1,418,480
Everest Re Group	3,114	872,792
Globe Life	7,228	704,513
Lincoln National	14,559	680,924
Loews	15,764	934,175
Marsh & McLennan	40,539	6,293,680
MetLife	54,577	3,426,890
Principal Financial Group	19,816	1,323,511
Prudential Financial	30,350	2,903,888
The Allstate	22,612	2,865,619
The Hartford Financial Services Group	26,099	1,707,658
The Progressive	46,637	5,422,484
The Travelers Companies	19,639	3,321,544
W.R. Berkley	16,862	1,151,000
Willis Towers Watson	9,026	1,781,642
		56,823,144
Materials - 2.6%
Air Products & Chemicals	17,688	4,253,610
Albemarle	9,391	1,962,531
Amcor	120,756	1,500,997
Avery Dennison	6,592	1,067,047
Ball	26,304	1,808,926
Celanese	8,844	1,040,143
CF Industries Holdings	16,948	1,452,952
Corteva	57,503	3,113,212
Dow	58,944	3,042,100
DuPont de Nemours	41,326	2,296,899
Eastman Chemical	10,384	932,172
Ecolab	20,061	3,084,579
FMC	10,145	1,085,616
Freeport-McMoRan	117,080	3,425,761
International Flavors & Fragrances	20,211	2,407,534
International Paper	28,290	1,183,371
Linde	40,696	11,701,321
LyondellBasell Industries, Cl. A	21,399	1,871,557
Martin Marietta Materials	4,996	1,495,003
Newmont	64,987	3,877,774
Nucor	21,895	2,286,057
Packaging Corp. of America	7,646	1,051,325
PPG Industries	19,268	2,203,103
Sealed Air	12,617	728,253

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 2.6% (continued)
The Mosaic Company	29,007		1,370,001
The Sherwin-Williams Company	19,368		4,336,689
Vulcan Materials	10,392		1,476,703
WestRock	21,030		837,835
			66,893,071
Media & Entertainment - 7.4%
Activision Blizzard	62,421		4,860,099
Alphabet, Cl. A	24,265	[a]	52,879,744
Alphabet, Cl. C	22,301	[a]	48,782,322
Charter Communications, Cl. A	9,425	[a]	4,415,895
Comcast, Cl. A	360,441		14,143,705
DISH Network, Cl. A	20,340	[a,b]	364,696
Electronic Arts	22,401		2,725,082
Fox, Cl. A	24,830		798,533
Fox, Cl. B	10,859		322,512
Live Nation Entertainment	10,727	[a]	885,836
Match Group	22,670	[a]	1,579,872
Meta Platforms, Cl. A	185,220	[a]	29,866,725
Netflix	35,821	[a]	6,264,018
News Corporation, Cl. A	30,308		472,199
News Corporation, Cl. B	9,583		152,274
Omnicom Group	17,727		1,127,614
Paramount Global, Cl. B	49,863	[b]	1,230,619
Take-Two Interactive Software	12,986	[a]	1,591,175
The Interpublic Group of Companies	31,064		855,192
The Walt Disney Company	147,345	[a]	13,909,368
Twitter	61,751	[a]	2,308,870
Warner Bros Discovery	179,416	[a]	2,407,763
			191,944,113
Pharmaceuticals Biotechnology & Life Sciences - 8.8%
AbbVie	142,845		21,878,140
Agilent Technologies	24,024		2,853,331
Amgen	43,420		10,564,086
Biogen	11,693	[a]	2,384,670
Bio-Rad Laboratories, Cl. A	1,702	[a]	842,490
Bio-Techne	3,003		1,040,960
Bristol-Myers Squibb	172,849		13,309,373
Catalent	14,649	[a]	1,571,691
Charles River Laboratories International	4,013	[a]	858,662
Danaher	52,561		13,325,265
Eli Lilly & Co.	63,801		20,686,198
Gilead Sciences	100,717		6,225,318
Illumina	12,665	[a]	2,334,919

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.8% (continued)
Incyte	14,735	[a]	1,119,418
IQVIA Holdings	15,214	[a]	3,301,286
Johnson & Johnson	212,776		37,769,868
Merck & Co.	204,376		18,632,960
Mettler-Toledo International	1,815	[a]	2,085,018
Moderna	27,965	[a]	3,994,800
Organon & Co.	22,144		747,360
PerkinElmer	10,349		1,471,835
Pfizer	452,346		23,716,501
Regeneron Pharmaceuticals	8,739	[a]	5,165,885
Thermo Fisher Scientific	31,649		17,194,269
Vertex Pharmaceuticals	20,414	[a]	5,752,461
Viatris	96,051		1,005,654
Waters	5,013	[a]	1,659,203
West Pharmaceutical Services	5,997		1,813,313
Zoetis	37,988		6,529,757
			229,834,691
Real Estate - 2.9%
Alexandria Real Estate Equities	11,912	[c]	1,727,597
American Tower	37,553	[c]	9,598,171
AvalonBay Communities	11,326	[c]	2,200,076
Boston Properties	11,272	[c]	1,002,983
Camden Property Trust	8,181	[c]	1,100,181
CBRE Group, Cl. A	26,345	[a]	1,939,255
Crown Castle International	34,975	[c]	5,889,091
Digital Realty Trust	22,975	[c]	2,982,844
Duke Realty	30,313	[c]	1,665,699
Equinix	7,351	[c]	4,829,754
Equity Residential	27,621	[c]	1,994,789
Essex Property Trust	5,052	[c]	1,321,149
Extra Space Storage	10,755	[c]	1,829,641
Federal Realty OP	5,746	[c]	550,122
Healthpeak Properties	44,768	[c]	1,159,939
Host Hotels & Resorts	56,241	[c]	881,859
Iron Mountain	24,240	[c]	1,180,246
Kimco Realty	51,986	[c]	1,027,763
Mid-America Apartment Communities	9,312	[c]	1,626,527
Prologis	59,925	[c]	7,050,176
Public Storage	12,400	[c]	3,877,108
Realty Income	48,934	[b,c]	3,340,235
Regency Centers	12,917	[c]	766,107
SBA Communications	8,625	[c]	2,760,431

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Real Estate - 2.9% (continued)
Simon Property Group	26,734	[c]	2,537,591
UDR	24,072	[c]	1,108,275
Ventas	33,178	[c]	1,706,345
VICI Properties	77,865	[b,c]	2,319,598
Vornado Realty Trust	13,858	[c]	396,200
Welltower	36,561	[c]	3,010,798
Weyerhaeuser	60,144	[c]	1,991,969
			75,372,519
Retailing - 5.7%
Advance Auto Parts	5,059		875,662
Amazon.com	707,155	[a]	75,106,933
AutoZone	1,596	[a]	3,429,996
Bath & Body Works	20,746		558,482
Best Buy	15,779		1,028,633
CarMax	12,960	[a,b]	1,172,621
Dollar General	18,402		4,516,587
Dollar Tree	17,943	[a]	2,796,417
eBay	44,557		1,856,690
Etsy	10,345	[a]	757,357
Genuine Parts	11,902		1,582,966
LKQ	20,378		1,000,356
Lowe's	53,135		9,281,090
O'Reilly Automotive	5,267	[a]	3,327,480
Pool	3,117		1,094,784
Ross Stores	28,157		1,977,466
Target	37,194		5,252,909
The Home Depot	83,325		22,853,548
The TJX Companies	94,824		5,295,920
Tractor Supply	9,183		1,780,125
Ulta Beauty	4,237	[a]	1,633,279
			147,179,301
Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices	131,648	[a]	10,067,123
Analog Devices	42,287		6,177,708
Applied Materials	71,479		6,503,159
Broadcom	32,913		15,989,465
Enphase Energy	10,917	[a]	2,131,435
Intel	329,542		12,328,166
KLA	12,175		3,884,799
Lam Research	11,307		4,818,478
Microchip Technology	44,554		2,587,696
Micron Technology	89,494		4,947,228
Monolithic Power Systems	3,362		1,291,142

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 5.1% (continued)
NVIDIA	202,223		30,654,985
NXP Semiconductors	21,572		3,193,303
ON Semiconductor	34,379	[a]	1,729,608
Qorvo	8,824	[a]	832,280
Qualcomm	90,718		11,588,317
Skyworks Solutions	13,277		1,229,981
SolarEdge Technologies	4,232	[a]	1,158,214
Teradyne	13,240		1,185,642
Texas Instruments	74,418		11,434,326
			133,733,055
Software & Services - 13.2%
Accenture, Cl. A	51,153		14,202,630
Adobe	37,969	[a]	13,898,932
Akamai Technologies	12,395	[a]	1,132,035
Ansys	6,923	[a]	1,656,605
Autodesk	17,552	[a]	3,018,242
Automatic Data Processing	33,801		7,099,562
Broadridge Financial Solutions	9,265		1,320,726
Cadence Design Systems	22,511	[a]	3,377,325
Ceridian HCM Holding	10,617	[a]	499,848
Citrix Systems	10,513	[a]	1,021,548
Cognizant Technology Solutions, Cl. A	41,642		2,810,419
DXC Technology	21,250	[a]	644,088
EPAM Systems	4,599	[a]	1,355,693
Fidelity National Information Services	48,893		4,482,021
Fiserv	47,589	[a]	4,233,993
FLEETCOR Technologies	6,249	[a]	1,312,977
Fortinet	55,110	[a]	3,118,124
Gartner	6,603	[a]	1,596,804
Global Payments	23,173		2,563,861
International Business Machines	72,568		10,245,876
Intuit	22,683		8,742,936
Jack Henry & Associates	6,141		1,105,503
Mastercard, Cl. A	69,382		21,888,633
Microsoft	604,169		155,168,724
NortonLifeLock	45,907		1,008,118
Oracle	126,825		8,861,263
Paychex	26,028		2,963,808
Paycom Software	3,857	[a]	1,080,423
PayPal Holdings	93,292	[a]	6,515,513
PTC	8,156	[a]	867,309
Roper Technologies	8,575		3,384,124

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Software & Services - 13.2% (continued)
Salesforce	80,593	[a]	13,301,069
ServiceNow	16,112	[a]	7,661,578
Synopsys	12,128	[a]	3,683,274
Tyler Technologies	3,273	[a]	1,088,207
Verisign	7,806	[a]	1,306,178
Visa, Cl. A	133,040	[b]	26,194,246
			344,412,215
Technology Hardware & Equipment - 8.2%
Amphenol, Cl. A	48,652		3,132,216
Apple	1,240,877		169,652,703
Arista Networks	17,799	[a]	1,668,478
CDW	10,897		1,716,931
Cisco Systems	336,204		14,335,739
Corning	62,321		1,963,735
F5	4,516	[a]	691,129
Hewlett Packard Enterprise	108,637		1,440,527
HP	87,153		2,856,875
Juniper Networks	25,338		722,133
Keysight Technologies	14,947	[a]	2,060,444
Motorola Solutions	13,389		2,806,334
NetApp	18,601		1,213,529
Seagate Technology Holdings	16,228		1,159,328
TE Connectivity	26,079		2,950,839
Teledyne Technologies	3,716	[a]	1,393,909
Trimble	20,379	[a]	1,186,669
Western Digital	24,308	[a]	1,089,728
Zebra Technologies, Cl. A	4,331	[a]	1,273,097
			213,314,343
Telecommunication Services - 1.4%
AT&T	575,040		12,052,838
Lumen Technologies	78,537	[b]	856,839
T-Mobile US	48,017	[a]	6,460,207
Verizon Communications	337,918		17,149,339
			36,519,223
Transportation - 1.8%
Alaska Air Group	9,562	[a]	382,958
American Airlines Group	51,066	[a,b]	647,517
C.H. Robinson Worldwide	10,844		1,099,256
CSX	173,729		5,048,565
Delta Air Lines	51,171	[a]	1,482,424
Expeditors International of Washington	13,611		1,326,528
FedEx	19,011		4,309,984
J.B. Hunt Transport Services	6,671		1,050,482

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Transportation - 1.8% (continued)
Norfolk Southern	19,541		4,441,474
Old Dominion Freight Line	7,339		1,880,839
Southwest Airlines	47,632	[a]	1,720,468
Union Pacific	50,518		10,774,479
United Airlines Holdings	26,361	[a]	933,707
United Parcel Service, Cl. B	59,025		10,774,424
			45,873,105
Utilities - 3.1%
Alliant Energy	19,743		1,157,137
Ameren	19,991		1,806,387
American Electric Power	40,664		3,901,304
American Water Works	14,718		2,189,597
Atmos Energy	10,998		1,232,876
CenterPoint Energy	51,062		1,510,414
CMS Energy	23,009		1,553,108
Consolidated Edison	28,766		2,735,647
Constellation Energy	26,515		1,518,249
Dominion Energy	65,793		5,250,939
DTE Energy	16,208		2,054,364
Duke Energy	61,678		6,612,498
Edison International	29,616		1,872,916
Entergy	16,011		1,803,479
Evergy	18,122		1,182,461
Eversource Energy	27,659		2,336,356
Exelon	79,547		3,605,070
FirstEnergy	45,271		1,737,954
NextEra Energy	159,680		12,368,813
NiSource	30,947		912,627
NRG Energy	19,152		731,032
Pinnacle West Capital	9,947		727,325
PPL	60,277		1,635,315
Public Service Enterprise Group	41,002		2,594,607
Sempra Energy	25,506		3,832,787
The AES	50,622		1,063,568
The Southern Company	86,184		6,145,781
WEC Energy Group	25,385		2,554,746
Xcel Energy	45,133		3,193,611
			79,820,968
Total Common Stocks (cost $721,039,189)			2,575,827,186

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $22,561,820)	1.48	22,561,820	[d]	22,561,820

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,184,156)	1.48	2,184,156	[d]	2,184,156
Total Investments (cost $745,785,165)		99.9%		2,600,573,162
Cash and Receivables (Net)		.1%		1,377,584
Net Assets		100.0%		2,601,950,746

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $37,003,560 and the value of the collateral was $38,325,322, consisting of cash collateral of $2,184,156 and U.S. Government & Agency securities valued at $36,141,166. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.6
Health Care	15.0
Financials	10.7
Consumer Discretionary	10.4
Communication Services	8.8
Industrials	7.7
Consumer Staples	6.9
Energy	4.3
Utilities	3.1
Real Estate	2.9
Materials	2.6
Investment Companies	.9
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	13,913,417	223,484,875	(214,836,472)	22,561,820	48,712
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .1%	298,650	12,899,485	(11,013,979)	2,184,156	21,293	††
Total - .9%	14,212,067	236,384,360	(225,850,451)	24,745,976	70,005

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	134	9/16/2022	25,230,983	25,389,650	158,667
Gross Unrealized Appreciation				158,667

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,003,560)—Note 1(c):
Unaffiliated issuers	721,039,189	2,575,827,186
Affiliated issuers	24,745,976	24,745,976
Dividends and securities lending income receivable		2,060,806
Receivable for shares of Common Stock subscribed		1,491,809
Cash collateral held by broker—Note 4		1,439,000
Prepaid expenses		17,620
		2,605,582,397
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		561,695
Liability for securities on loan—Note 1(c)		2,184,156
Payable for shares of Common Stock redeemed		512,947
Payable for futures variation margin—Note 4		223,590
Directors’ fees and expenses payable		15,682
Other accrued expenses		133,581
		3,631,651
Net Assets ($)		2,601,950,746
Composition of Net Assets ($):
Paid-in capital		710,821,529
Total distributable earnings (loss)		1,891,129,217
Net Assets ($)		2,601,950,746

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	2,549,340,246	52,610,500
Shares Outstanding	44,713,209	920,384
Net Asset Value Per Share ($)	57.02	57.16

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $5,492 foreign taxes withheld at source):
Unaffiliated issuers	22,704,375
Affiliated issuers	48,712
Income from securities lending—Note 1(c)	21,293
Total Income	22,774,380
Expenses:
Management fee—Note 3(a)	3,600,078
Directors’ fees and expenses—Note 3(d)	87,652
Distribution fees—Note 3(b)	75,049
Professional fees	49,755
Prospectus and shareholders’ reports	21,815
Loan commitment fees—Note 2	14,611
Chief Compliance Officer fees—Note 3(c)	11,497
Shareholder servicing costs—Note 3(c)	6,769
Interest expense—Note 2	179
Miscellaneous	62,776
Total Expenses	3,930,181
Net Investment Income	18,844,199
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	63,337,408
Net realized gain (loss) on futures	(4,830,246)
Net Realized Gain (Loss)	58,507,162
Net change in unrealized appreciation (depreciation) on investments	(734,406,993)
Net change in unrealized appreciation (depreciation) on futures	(128,964)
Net Change in Unrealized Appreciation (Depreciation)	(734,535,957)
Net Realized and Unrealized Gain (Loss) on Investments	(676,028,795)
Net (Decrease) in Net Assets Resulting from Operations	(657,184,596)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	18,844,199	35,960,689
Net realized gain (loss) on investments	58,507,162	244,929,759
Net change in unrealized appreciation (depreciation) on investments	(734,535,957)	515,035,577
Net Increase (Decrease) in Net Assets Resulting from Operations	(657,184,596)	795,926,025
Distributions ($):
Distributions to shareholders:
Initial Shares	(253,348,006)	(165,835,297)
Service Shares	(5,211,986)	(10,649,916)
Total Distributions	(258,559,992)	(176,485,213)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	228,244,668	361,901,511
Service Shares	2,296,136	1,664,847
Distributions reinvested:
Initial Shares	253,348,006	165,835,297
Service Shares	5,211,986	10,649,916
Cost of shares redeemed:
Initial Shares	(307,973,576)	(555,803,244)
Service Shares	(4,926,443)	(176,299,575)
Increase (Decrease) in Net Assets from Capital Stock Transactions	176,200,777	(192,051,248)
Total Increase (Decrease) in Net Assets	(739,543,811)	427,389,564
Net Assets ($):
Beginning of Period	3,341,494,557	2,914,104,993
End of Period	2,601,950,746	3,341,494,557
Capital Share Transactions (Shares):
Initial Shares
Shares sold	3,369,057	5,234,761
Shares issued for distributions reinvested	3,738,175	2,513,684
Shares redeemed	(4,452,380)	(7,986,642)
Net Increase (Decrease) in Shares Outstanding	2,654,852	(238,197)
Service Shares
Shares sold	32,897	23,886
Shares issued for distributions reinvested	76,610	162,645
Shares redeemed	(71,119)	(2,346,881)
Net Increase (Decrease) in Shares Outstanding	38,388	(2,160,350)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2022	Year Ended December 31,
Initial Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	77.81	64.27	59.95	48.98	53.48	45.86
Investment Operations:
Net investment income[a]	.43	.80	.88	.96	.89	.85
Net realized and unrealized gain (loss) on investments	(15.07)	16.71	8.01	13.79	(3.27)	8.79
Total from Investment Operations	(14.64)	17.51	8.89	14.75	(2.38)	9.64
Distributions:
Dividends from net investment income	(.42)	(.81)	(.90)	(.95)	(.90)	(.85)
Dividends from net realized gain on investments	(5.73)	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)
Total Distributions	(6.15)	(3.97)	(4.57)	(3.78)	(2.12)	(2.02)
Net asset value, end of period	57.02	77.81	64.27	59.95	48.98	53.48
Total Return (%)	(20.05)[b]	28.40	18.01	31.18	(4.63)	21.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26[c]	.26	.27	.27	.27	.27
Ratio of net investment income to average net assets	1.29[c]	1.14	1.57	1.75	1.65	1.71
Portfolio Turnover Rate	.77[b]	3.62	3.58	2.94	3.69	2.90
Net Assets, end of period ($ x 1,000)	2,549,340	3,272,702	2,718,274	2,447,498	2,089,485	2,344,944

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Service Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	78.00	64.37	60.03	49.05	53.54	45.91
Investment Operations:
Net investment income[a]	.34	.63	.74	.82	.76	.72
Net realized and unrealized gain (loss) on investments	(15.11)	16.75	8.02	13.80	(3.27)	8.81
Total from Investment Operations	(14.77)	17.38	8.76	14.62	(2.51)	9.53
Distributions:
Dividends from net investment income	(.34)	(.59)	(.75)	(.81)	(.76)	(.73)
Dividends from net realized gain on investments	(5.73)	(3.16)	(3.67)	(2.83)	(1.22)	(1.17)
Total Distributions	(6.07)	(3.75)	(4.42)	(3.64)	(1.98)	(1.90)
Net asset value, end of period	57.16	78.00	64.37	60.03	49.05	53.54
Total Return (%)	(20.17)[b]	28.11	17.71	30.84	(4.85)	21.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.52	.52	.52	.52
Ratio of net investment income to average net assets	1.04[c]	.89	1.32	1.50	1.40	1.46
Portfolio Turnover Rate	.77[b]	3.62	3.58	2.94	3.69	2.90
Net Assets, end of period ($ x 1,000)	52,611	68,792	195,831	194,109	172,424	208,762

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager (the “Index Manager”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,575,827,186	-	-	2,575,827,186
Investment Companies	24,745,976	-	-	24,745,976
Other Financial Instruments:
Futures††	158,667	-	-	158,667

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $2,903 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $35,819,844 and long-term capital gains $140,665,369. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2022 was approximately $34,807 with a related weighted average annualized rate of 1.04%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2022, Service shares were charged $75,049 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of ..25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2022, Initial shares were charged 5,708 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the Custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $854 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $538,533, Distribution Plan fees of $11,142, Shareholder Services Plan fees of $1,000, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $4,777.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended June 30, 2022, amounted to $22,892,014 and $102,493,713, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2022:

Average Market Value ($)
Equity futures	28,048,164

At June 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,854,946,664, consisting of $1,899,761,244 gross unrealized appreciation and $44,814,580 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision, denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

As previously reported, the shareholder defendants did not believe the Trustee’s cert. petition warranted any further response, and informed the Supreme Court that they were waiving their right to file a response unless and until a response is requested from the Court.

The Supreme Court did not request or require a response from the shareholder defendants, and, on its own accord, denied the Trustee’s petition for certiorari. With the record reflecting dismissal of any remaining claims against the shareholder defendants, and denial of the Trustee’s request for leave to add new claims, and with all rights of appeal now exhausted, this matter is fully and finally concluded. Going forward, this matter will be considered closed, and will not be the subject of any further reporting.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND INDEX MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Index Management Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Index Manager”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Index Manager. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Index Manager.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of pure index S&P 500 index funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all S&P 500 index funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other pure index S&P 500 index funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the four-, five- and ten-year periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and index management services provided by the Adviser and Index Manager, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses. The Board noted, however, that the Expense Group included funds that charged 12b-1/non-12b-1 fees, whereas, the fund’s Initial shares are not subject to such fees. Had the 12b-1/non-12b-1 fees applicable to the fund’s Service shares been included in the comparison with the Expense Group, the fund’s total expenses would have been slightly higher than the Expense Group and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Index Manager or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND INDEX MANAGEMENT AGREEMENTS (Unaudited) (continued)

the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Index Manager in relation to the fee payable to the Adviser by the fund and the respective services provided by the Index Manager and the Adviser. The Board also took into consideration that the Index Manager’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Index Manager, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Index Manager pursuant to the Index Management Agreement, the Board did not consider the Index Manager’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Index Manager from acting as investment adviser and index manager, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Index Manager are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Index Manager continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Index Manager, of the Adviser and the Index Manager and the services provided to the fund by the Adviser and the Index Manager. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Stock Index Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Index Manager

Mellon Investments Corporation

BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0763SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: August 8, 2022

By: /s/ James Windels

       James Windels

      Treasurer (Principal Financial Officer)

Date: August 8, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)